SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 25, 2006

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 25, 2006, Inergy, L.P. (the “Partnership”) issued a press release announcing an increase in the Partnership’s quarterly cash distribution to $0.545 per limited partner unit ($2.18 annually) for the quarter ended June 30, 2006. The Partnership also announced that remaining senior subordinated units and junior subordinated units will convert on a one-for-one basis to common units on August 14, 2006.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release Dated July 25, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, Its Managing General Partner

Date: July 26, 2006	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Vice President – General Counsel & Secretary